                                                                Exhibit 10.28
                              AGREEMENT

    This agreement ("Agreement") is made by and between G. Day Associates, Inc. ("GDA"), and Outlook Sports Technology, Inc. ("Company"), as of the 1st day of September, 1998 in the following circumstances:

    WHEREAS, the directors and officers of GDA have the exclusive right to control the professional golfers employed by GDA and to assign one or more of said professional golfers to serve as a representative of Company;

    WHEREAS, Glen Day is a professional golfer employed by GDA and effective as of September 1, 1998, the Board of Directors of GDA have assigned Glen Day (the "Professional"), as the professional golfer to represent Company until December 31, 1998;

    WHEREAS, Professional is a professional golfer who plays and intends to play tournaments and exhibitions throughout the Territory (as hereinafter defined);

    WHEREAS, Professional's endorsement of products and services has commercial value;

    WHEREAS, Company is engaged in the business of golf club manufacturing and distribution, and Company and Professional previously worked together in the development, advertisement, promotion and sale of Company's golf products and equipment pursuant to that certain Agreement (hereinafter the "Old Agreement") by and between Professional and Company dated as of the 1st day of January, 1998;

    WHEREAS, Company was unable, and failed, to pay Professional certain sums due under the Old Agreement and, as result thereof, Professional terminated the Old Agreement on or about September 1, 1998;

    WHEREAS, Company acknowledges that it is currently indebted to Professional for such past due sums and that Company is obligated, pursuant to the Old Agreement, to pay Professional certain additional sums;

    WHEREAS, Company desires to engage Professional's services, through GDA, for the balance of the 1998 calendar year pursuant to the terms and conditions of this Agreement; and,

    WHEREAS, GDA desires to provide Company with the services set forth below, in accordance with the terms and conditions of this Agreement, and Professional desires to forgive the sums owed by Company to Professional under the Old Agreement in consideration of the Company retaining GDA pursuant to this agreement;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby AGREE as follows:

1. Recitals; Release: The foregoing recitals are true, correct and hereby incorporated into this Agreement. Further, each of the parties to this Agreement hereby waives any and all defaults under the Old Agreement and hereby releases the other party from any claims, demands, damages, actions, and/or causes of action arising from and/or related to the Old Agreement.

2. Definitions. For purposes of this Agreement the following terms shall have the following meanings:

    2.1 "Endorsed Products(s)" shall mean the following Tegra golf products: Tegra Woods and Irons, headcovers, umbrella, headwear, towel and golf apparel.

    2.2 "Professional Endorsements(s)" shall mean the name, photograph, message, voice, initials, likeness or signature of Professional, or any words and/or sounds, and/or symbols, and/or graphic representations which identify Professional and/or his name, identity, or likeness.

    2.3 "Official Events" shall mean U.S. PGA TOUR officially sanctioned events, plus the British Open (including practice rounds and pro-ams).

    2.4  "Territory" shall mean the entire world.

    2.5 "Trademark" shall mean the Company's Tegra, T design, Tegra T design and other marks (whether registered or unregistered) forming a part of the Tegra line of products and services offered by the Company.

3. Management Representation. GDA acknowledges and represents that it has appointed International Golf Partners, Inc., as GDA's and Professional's exclusive management representative for this Agreement. Company and GDA agree that International Golf Partners, Inc., shall be deemed to be the exclusive management representative of GDA and Professional for the purposes of this Agreement and that all payments, notices, statements or other documents required or permitted to be given hereunder shall be sent directly to GDA and Professional in care of International Golf partners, Inc., as specified in Section 15 below.

4. Term of Agreement. This Agreement shall commence as of the date first written above and shall extend through December 31, 1998 ("Term").

5. Responsibility of GDA. GDA agrees to cause Professional to fulfill the following responsibilities with respect to the development, advertisement and promotion of the Endorsed Products during the Term (the "Endorsed Services"):

    5.1 Use of Endorsed Products. Company agrees to provide the Professional from time to time, as reasonably needed by Professional during the Term, a reasonable quantity of the Endorsed Products, at no cost, for Professional's use hereunder. GDA and Professional specifically agree that no endorsed Product supplied to Professional shall be sold or traded to a third party. GDA agrees to cause Professional to carry Company's golf staff bag, headcovers, towels, and umbrella and wear the Company's headwear and apparel in all Official Events and other golf related events. Company agrees that Professional shall be under no obligation to use Company's Woods or Irons in official events.

    5.2 GDA agrees to ensure that Professional shall, in all circumstances, wear and use the Endorsed Products whenever he is competing, practicing or playing in golf related activities and at teaching and coaching sessions. The Company acknowledges and agrees that if Professional represents his country in a special team event where there are specific products analogous to, or competitive with, the Endorsed Products that are required to be worn and/or used which are not Endorsed Products, the Professional may wear and/or use such products during such event. In addition, GDA shall ensure that Professional shall, in all appropriate circumstances, wear and/or use the Endorsed Products during golf related press and/or television interviews. GDA agrees to cause Professional to wear a golf hat or visor and golf shirt of the Company (or ones that prominently display the Trademark) during television interviews, press interviews and awards ceremonies other than specified above.

6. Endorsement. GDA agrees to ensure that Professional shall endorse the Endorsed Products during the Term and permit Company to use the Professional Endorsements during the Term as follows:

    6.1 Permitted Uses. Company shall have the exclusive right and license to use, reproduce, and to distribute Professional Endorsements as they relate to the Endorsed Products during the Term, throughout the Territory and for purposes of advertising, promoting, marketing, sales, and distribution of any of the Endorsed Products, including, without limitation, use on label and packaging and in print, broadcast, electronics, and any other media now known or hereafter created, subject to the quality control provisions set forth below.

    6.2 Exclusivity. The Professional Endorsement rights granted hereby shall be exclusive with respect to the Endorsed Products only. The parties acknowledge and agree that all proprietary rights in and to the Professional Endorsements shall be and remain vested in Professional except to the extent of the license expressly granted herein.

    6.3 GDA expressly agrees that the right to use the Professional Endorsement will not be granted to anyone other than the Company for use within the Territory during the Term in connection with advertisement, promotion, sale or distribution of a product or products analogous to or competitive with Endorsed Products.

7. Quality Control. All uses by Company of the Professional Endorsement shall be subject to the prior approval of GDA, which approval may be withheld in GDA's sole and absolute discretion. Company agrees to submit all proposed uses of the Professional Endorsement to GDA reasonably in advance of the time intended for first use. GDA shall have a period of five
    (5) business days from the date of receiving notice of any proposed use of the Professional Endorsement to either approve or disapprove thereof. If GDA fails to act within the five (5) business day period, it will be deemed to have approved the proposed use. Company acknowledges and agrees that its right to produce, promote and distribute materials incorporating the Professional Endorsement shall cease upon expiration of this Agreement, except those materials that have been distributed outside of Company provided that in the event of early termination of this Agreement, Company shall have ninety (90) days after termination of this Agreement to exhaust advertising and other materials which may include the Professional Endorsement. GDA agrees that Company is authorized to advertise "Win Ads" without Professional's advance approval.
     Additionally, GDA agrees that Company is authorized to use the Professional Endorsement in connection with the Company's Registration Statement and Prospectus. Failure by the Company to obtain the approvals set forth herein shall constitute a material breach of this Agreement.

8. Official Events. Pursuant to the Old Agreement, Professional was obligated to play in not less than twenty (20) official PGA Tour events ("Official Events") during the 1998 PGA Tour year. Company acknowledges that Professional has already played in excess of twenty (20) Official Events during 1998 and Company hereby expressly agrees that Professional is under no obligation to play in any additional Official Events during the Term.

9 Fees. Subject to the terms of this Agreement, Company agrees to pay Professional the following fees and bonuses during the Term:

     9.1 Retainer Fee: Company agrees to pay to GDA a $33,333.34 retainer fee (the "Retainer Fee") for GDA ensuring Professional provides the services set forth in this Agreement.

     9.2 Stock Shares: Company previously paid Professional, under the Old Agreement, as additional compensation for the services and rights provided by Professional pursuant thereto, taking into account a three (3) for one (1) reverse split, 10,000 shares (the "Shares") of the Company's common stock, valued at par value $0.01 per share. Company agreed, under the Old Agreement, that in the event that the Shares do not have a minimum value of $60,000 at the date of initial public offering (IPO) of the Company's stock, that the Company would pay the difference between the value of the Shares, on such date, and $60,000 to Professional in cash compensation or gifting additional shares of Company stock no later than thirty
          (30) days following the date of the IPO. Company hereby agrees that the Shares previously paid to Professional were fully earned. Further, Company and Professional hereby agree that Company's obligations relative to the contingency related to the Shares not having a minimum value of $60,000 at the date of the IPO, is hereby modified to require that Company pay to GDA the difference between the valuation of the Shares on such date and $60,000 in cash no later than thirty days following the date of the IPO, irrespective of whether such IPO date is prior to, or after, the expiration or early termination of this Agreement.

     9.3 Tournament Bonuses: Company agreed, under the Old Agreement, to pay Professional certain bonuses based on Professional's performance on the PGA

     Tour, and Company hereby reaffirms its obligation to pay the bonuses set forth below (Each of the bonuses set forth in this Section may be referred to individually as a "Bonus" and/or collectively as the "Bonuses"):

     A. PGA Tour Victories: Company agrees to pay GDA $25,000 for each of Professional's tournament victories.

     B. Money List: Company agrees to pay GDA a cash bonus ("Money List Bonus") in an amount determined by the Professional's year end ranking on the Official PGA Tour Money List for the year 1998 as follows:

                        #1               $100,000
                     #2-10               $ 50,000
                    #11-20               $ 40,000
                    #21-30               $ 30,000

     C. Professional of the Year: Company agrees to pay GDA $50,000 if Professional should be named "PGA Tour Professional of the Year".

     D. Ryder Cup/Presidents Cup: Company agrees to pay GDA $25,000 if Professional should be named to the Ryder Cup or Presidents Cup teams.

9.4  Payments:

     A. Retainer Fee: The Retainer Fee shall be paid to GDA on the earlier of: (i) five (5) days after the IPO of Company's stock, or, (ii) December 1, 1998. The Retainer Fee shall be paid on such date without demand notice and/or set off.

     B.   Bonuses: Company hereby represents that all Bonuses due under
          Section 9.3 above were insured by Company through Lexington Insurance Company (the "Insurer") under policy number 548-NA0080098 (the "Policy"). Company hereby agrees to forward to the Insurer Exhibit "A" attached hereto and direct the Insurer to forward to GDA any benefits due under the Policy by reason of any of the occurrences described in Section 9.3 above upon delivery to the Insurer of the documents necessary to establish a proof of loss as set forth in the Policy. Further, to the extent that any such documentation is required from Company, Company agrees to fully cooperate and assist GDA in supplying Insurer with the documents necessary to establish proof of loss under the Policy. Further, Company agrees that in the event that any benefits due under the Policy in payment of the Bonuses are paid to Company, the Company shall immediately notify Professional of same and deliver such proceeds to Professional without setoff and/or deduction.

9.5 Guarantees: Company hereby agrees to have Paul Berger and Jim Dodrill execute, and deliver to Professional, the Guarantee of Agreement attached hereto as Exhibit "B".

10. Information and Promotion. During the Term of this Agreement, GDA agrees to ensure that Professional uses reasonable efforts when possible to promote and further the sale of the Endorsed Products. GDA also agrees and promises to use reasonable efforts to keep Company informed as to any information Professional acquires relating to the Company and Company's products, including, without limitation, information on performance and including information obtained from other professional golfers.

11. No Waiver. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by either party of its rights under this Agreement.

12. Binding Effect. Subject to the provisions of this Agreement governing assignment, this Agreement shall be binding upon and to inure to the benefit of the successors of the parties hereto.

13. Severance. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term of provision to any person or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforced to the fullest extent provided by law.

14. Notice. Notice by any party is deemed given when mailed, postage paid, certified or registered, return receipt requested (Federal Express, DHL, Airborne, US Overnight Mail and UPS Overnight are also applicable), addressed to the other parties at the address appearing below:

          To Professional:   G. Day Associates, Inc.
                             c/o International Golf Partners, Inc.
                             3300 PGA Blvd., Suite 990
                             Palm Beach Gardens, FL 33410

          To Company:        Outlook Sports Technology, Inc.
                             4400 N. Federal Hwy., Suite 410
                             Boca Raton, FL 33431
                             Attn: Jim Dodrill, President

     Either party may, by written notice to the other, change the address to which any such communications shall be sent. After notice of such change has been received, any communications shall be sent directly to such party at such changed address.

15. Authority. Each of the parties hereby represents and warrants to the other that it has the right, power and legal authority to enter into and fully perform this Agreement in accordance with its terms and that this Agreement when executed and delivered by the parties will be a legal, valid and binding obligation enforceable against the parties in accordance with its teams.

16. Modification. No modification or waiver of any provisions of this Agreement shall be effective unless made in writing and signed by all parties.

17. Indemnification. Company agrees to fully indemnify, save, defend and hold GDA and Professional harmless from and against any and all claims, demands, and/or damages including all reasonable attorney's fees incurred by GDA and/or Professional in defense thereof) arising from, based upon, or involving the Endorsed Services, Company's use of a Professional Endorsement, and/or Professional's appearance or participation in any promotion, advertisement, and/or marketing event, of whatever nature, in, of, or for which Company requests and/or requires Professional's participation. GDA and/or Professional shall have the right to reasonably select any attorney to defend GDA and/or Professional in any matter falling within Company's indemnification obligation and Company shall have the right to receive, monitor and audit any bills and shall be required to pay relating to such defense. Company hereby agrees, in advance, that Peter M. Bernhardt, Esq., may represent GDA and/or Professional in any action falling within this indemnification provision.

     GDA agrees to fully indemnify and hold harmless Company from and against any and all damages arising out of or in anyway related to third party claims or government fines or penalties based on the gross negligence or intentional acts or willful omissions of GDA and/or Professional in relation to the activities described in this Agreement, provided that such actions were not at the direction of the Company and that such damages do not arise from the gross negligence of Company.

18. Assignment. Neither GDA nor Company shall have the right to grant sublicenses hereunder or to otherwise assign, alienate, transfer, encumber or hypothecate any of its rights or obligations hereunder, except as set forth herein: (1) GDA shall have the right to assign the financial benefits hereof, and Company hereby consents to such assignment upon receipt by Company of written notice thereof from GDA;
     (2) Company shall have the right to grant sublicenses hereunder or to otherwise assign, alienate, transfer, encumber or hypothecate any of its rights or obligations hereunder, if prior written consent is obtained from GDA, which consent will not be unreasonably withheld; (3) Company may assign this Agreement and all rights and obligations hereunder to a purchaser of substantially all of the assets of the Company's business associated with the Trademarks or any successor entity in a corporate reorganization or any entity under common ownership or control.

19.  Termination.

     19.1 Company may terminate this Agreement in the event GDA breaches any of its obligations under this Agreement and such breach continues uncured for more than fifteen (15) days after written notice thereof is given to the GDA by the Company. Such right of termination is in addition to any other remedy the Company may have and shall not waive the Company's right to damages for any breach.

     19.2 GDA agrees that Company shall have the right to immediately terminate this Agreement upon written notice to GDA's representative:

           A. In the event of Professional's death during the Term, or

           B. In the event Professional is convicted of a felony, or

           C. In the event Professional fails to use the Endorsed Products at the PGA Tour Championship; or

           D. If Professional has committed, or shall commit, any act, or has, or in the future becomes involved in any situation or occurrence including, but not limited to, the use of or other association with drugs or excessive alcohol, or otherwise tending to bring himself and/or the Company and/or the Endorsed Product into public disrepute, contempt, scandal, or ridicule, or tending to shock, insult, or offend the people of this nation or another nation, or any class or group thereof, or reflecting unfavorably upon Company's reputation or products, or is charged with the commission or any act or thing which is an offense involving moral turpitude under Federal, State or local law.

           E. In the event that Company shall terminate this Agreement pursuant to this Section, Company agrees that such termination shall not effect GDA's entitlement to the Bonuses or fifty percent (50%) of the Retainer Fee; however, with respect to the balance of the remaining fifty percent (50%) of the Retainer Fee, GDA shall only be paid a pro-rata share calculated against the Term.

     19.3 GDA shall have the right to immediately terminate this Agreement by giving written notice thereof to Company upon the occurrence of any of the following contingencies:

           A. If Company is adjudicated as insolvent, declares bankruptcy or fails to continue its business of selling the Endorsed Products; or

           B. If Company fails to make payment to GDA of any sums due pursuant to this Agreement within five (5) days of such payment being due. Company expressly agrees, as a result of the Company's failure to pay amounts due under the Old Agreement, GDA shall have absolutely no obligation to notify Company of its failure to make any payment prior to GDA's termination of this Agreement.

     19.4 In the event GDA terminates this Agreement, the parties agree that any and all sums due to GDA shall immediately become due and payable without demand and/or further notice. Furthermore, Company agrees that such termination shall not affect GDA's entitlement to any Bonuses described in this Agreement and that Professional shall have the right to collect such bonuses from Insurer, and/or the

          Company, as provided by this Agreement, as if this Agreement had not been terminated.

20. Terms of Agreement Confidential. It is hereby agreed that the specific terms and conditions of this Agreement, including but not limited to the financial terms, and the duration are strictly confidential and shall not be divulged to any third parties, other than those having a need for disclosure in connection with the normal business affairs of the parties without the prior written consent of both the Company and GDA, unless otherwise required by law to be disclosed or unless in connection with the prosecution of defense of an arbitration proceeding brought under this Agreement.

21. Entire Agreement. This Agreement and the exhibits referred to herein, which are incorporated herein by this reference, constitutes the entire agreement between the parties with respect to this subject matter covered by this Agreement. The Agreement may not be amended, changed or modified except by a writing duly executed by both parties hereof. Each party understands and hereby represents and acknowledges to the other that no understanding, agreement, inducement, or promise has been made other than as set forth in this Agreement and that this Agreement supersedes any and all prior understandings, agreements, representations, promises or inducements, whether oral or written, not set forth in, referred to in, or reserved or preserved in this Agreement.

22. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to its principles of conflicts of laws. Any action on this Agreement or arising out of its terms and conditions shall be instituted and litigated in the courts of the State of Florida, County of Palm Beach. In accordance, the parties submit to the jurisdiction and venue of the State of Florida and agree and acknowledge that such a forum shall be a convenient forum for resolution of their questions, disputes and other differences.

     IN AGREEMENT, to the foregoing the parties set their hands below as of the date first written above.


G. DAY ASSOCIATES, INC.            OUTLOOK SPORTS TECHNOLOGY, INC.

By:                                By: /s/ Jim Dodrill
   -------------------------          -------------------------------
     Glen Day, its President               Jim Dodrill, its President

Dated:                                     Date:  October 6, 1998
      ----------------------                    ---------------------

By:
   -------------------------

   Glen Day, individually, as to the terms and conditions of Section 1 above.

                                                                     EXHIBIT A

                       OUTLOOK SPORTS TECHNOLOGY, INC.
                         4400 North Federal Highway
                                  Suite 510
                            Boca Raton, FL 33431
                               (561) 750-7528
                             September  29, 1998


Lambert Fenchurch Specialties Group Ltd.
Crowley Colosso Fine Arts and Entertainment Division
Friary Court--Crutched
Friars
London EC 3N 2NT

    Re:  Lexington Insurance Company Policy No. 548-NA0080098
         Insured: Outlook Sports Technology, Inc.
         Period of Insurance: January 16, 1998 - December 31, 1998

Gentleman:

    As you are aware, you recently issued to us the above-referenced
Lexington Insurance Company insurance policy (the "Policy"). The Policy is a bonus indemnification insurance policy. Pursuant to Schedule B of the Policy, certain benefits would be due to Outlook Sports Technology, Inc., in the event that Glen Day achieves certain standings on the U.S. PGA Tour Money List, wins a PGA Tour event and/or is named to the President's Cup Team. Outlook Sports Technology Inc. has recently assigned all of its right to receive the aforesaid benefits under the Policy to G. Day Associates, Inc. The purpose of this correspondence is to advise you that any and all of the aforesaid benefits due Outlook Sports Technology, Inc. should be paid directly to
G. Day Associates, Inc., c/o International Golf Partners, Inc. 3300 PGA Boulevard, Suite 990, Palm Beach Gardens, FL 33490, upon compliance with
Section 14 of the Policy.

    Thank you in advance for your anticipated cooperation in this matter, and should you have any questions or wish to discuss anything contained herein, please feel free to call me.

                                Very truly yours,


                                OUTLOOK SPORTS TECHNOLOGY, INC.


                                By:
                                    ------------------------------
                                    JIM DODRILL, President

cc: Mr. Glen Day, President
    G. Day Associates, Inc.
    c/o International Golf Partners

    Mr. Mike Price
    ESIX Entertainment and Sports
    1899 Powers Ferry Road, Suite 375
    Atlanta, GA 30339-5655

                                                                     Exhibit B


                            GUARANTEE OF AGREEMENT
                            ----------------------

    THIS GUARANTEE OF AGREEMENT ("Guarantee of Agreement") is made and delivered to G. Day Associates, Inc. ("GDA") as of the 1st day of September, 1998, in the following circumstance:

    WHEREAS, GDA and OUTLOOK SPORTS TECHNOLOGY, INC. ("Company"), have entered into a Agreement dated as of September 1, 1998 ("Agreement");

    WHEREAS, the undersigned are principals of the Company;

    WHEREAS, the GDA required as a condition to its execution of the Agreement that the undersigned unconditionally becomes surety to GDA for Company's full performance of certain aspects of the Agreement; and

    WHEREAS, in order to induce GDA to execute the Agreement, the undersigned has agreed to execute this Guarantee of Agreement.

    NOW, THEREFORE, in consideration of the GDA's execution of the Agreement, and in consideration of other good and valuable considerations, and intending to be legally bound, the undersigned hereby unconditionally become surety to GDA, his successors, endorsees or assigns for the full, faithful and punctual performance of each and all of the terms, covenants, agreements and conditions of Section 9.1 of the Agreement to be kept and performed by Company, in accordance with and within the time prescribed by the Agreement, whether at maturity, or by declaration, acceleration or otherwise, together with costs and expenses of collection incurred by GDA, including, without limitation, attorney's fees incurred by GDA in connection with any of the foregoing (hereinafter referred to as the "Liabilities"). The undersigned further agree as follows:

    1. GDA shall have the right from time to time, and at any time in his sole discretion without notice to or consent from the undersigned, or any of the undersigned, or without affecting, impairing, or discharging in whole or in part, the Liabilities of the undersigned hereunder, to modify, change, extend, alter, amend, or supplement, in any respect, whatever any indebtedness or evidence thereof, or any agreement or transaction between GDA and Company or between GDA and any other party liable.

    2.  THE UNDERSIGNED WAIVE (a) ALL NOTICES, INCLUDING BUT NOT LIMITED TO
(i) NOTICE OF ACCEPTANCE OF THIS GUARANTEE OF AGREEMENT; (ii) NOTICE OF PRESENTMENT, DEMAND FOR PAYMENT, OR PROTEST OF ANY OF THE LIABILITIES, OR THE OBLIGATION OF ANY PERSON, FIRM OR CORPORATION HELD BY GDA AS COLLATERAL SECURITY; (b) ALL DEFENSES, OFFSETS AND COUNTERCLAIMS WHICH UNDERSIGNED MAY AT ANY TIME HAVE JOINTLY OR SEVERALLY TO ANY OF THE LIABILITIES; (c) TRIAL BY JURY AND THE RIGHT THERETO AND ANY PROCEEDING OF ANY KIND, WHETHER ARISING ON OR OUT OF, UNDER OR BY REASON OF THIS GUARANTEE, OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN UNDERSIGNED, GDA AND/OR COMPANY; (d) ALL NOTICES OF A FINANCIAL

CONDITION OR OF ANY ADVERSE OR OTHER CHANGE IN THE FINANCIAL CONDITION OF
COMPANY.

     3. GDA may, without notice, assign this Guarantee in whole or in part, and no assignment or transfer of GDA shall operate, extinguish or diminish the liability of the undersigned hereunder.

     4. The liability of the undersigned under this Guarantee shall be primary under any right of action which shall accrue to GDA under the Agreement and GDA may, at his option, proceeds against any of, or all of, the undersigned without having to commence any action, or having obtained any judgment, against the Company.

     5. All of the Liabilities shall be immediately due and payable by undersigned, anything contained herein to the contrary notwithstanding, immediately upon the insolvency of the Company in the bankruptcy or equity sense: the application for appointment or appointment of a trustee, receiver, conservator, liquidator, sequester, custodian, or other similar judicial representatives, for Company or any of the Company's assets; Company's making any assignment for the benefit of creditors; the commencement of a case by or against Company under any insolvency, bankruptcy, creditor adjustment or debtor rehabilitation laws, state or federal, including but not limited to arrangement, composition, liquidation or reorganization; the calling of a meeting of creditors of Company; the commencement of levy, or execution or attachment proceedings against Company or any of Company's assets whether or not GDA has exercised any option which it may have to require payment in full or acceleration of payment of the Liabilities, from any other person liable for payment of the Liabilities.

     6. The undersigned and each of them agree and consent to the exclusive jurisdiction of the County or Circuit Courts of Palm Beach County, Florida, whichever may be appropriate and/or of the United States District Court for the Southern District of Florida in any and all actions and proceedings whether arising hereunder or under any other Agreement or undertaking, and irrevocably agree to service of process by certified mail, return receipt requested, to its address set forth herein, or such address as may appear in GDA's records.


WITNESSES:

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                                            --------------------------------
--------------------------------            Jim Dodrill
                                            Address:
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                                            --------------------------------
--------------------------------            Paul Berger
                                            Address:
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                                                    ------------------------